Exhibit 31.1

CERTIFICATION of CEO

I, Walter J. Zable, certify that:

1.   I have reviewed this annual report on Form 10-K of Cubic Corporation;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Cubic Corporation as of, and for, the periods presented in this report;

4.   Cubic’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Cubic Corporation and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Cubic, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)  designed such internal controls over financial reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of Cubic’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)  disclosed in this report any change in Cubic’s internal control over financial reporting that occurred during Cubic’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Cubic’s internal control over financial reporting;

5.   Cubic’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Cubic’s auditors and the audit committee of Cubic’s board of directors:

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cubic’s ability to record, process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in Cubic’s internal control over financial reporting.

December 12, 2005

/s/ Walter J. Zable
W. J. Zable
President and Chief Executive Officer

CERTIFICATION of CFO

I, William W. Boyle, certify that:

1.   I have reviewed this annual report on Form 10-K of Cubic Corporation;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Cubic Corporation as of, and for, the periods presented in this report;

4.   Cubic’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Cubic Corporation and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Cubic, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)  designed such internal controls over financial reporting or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of Cubic’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)  disclosed in this report any change in Cubic’s internal control over financial reporting that occurred during Cubic’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Cubic’s internal control over financial reporting;

5.   Cubic’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Cubic’s auditors and the audit committee of Cubic’s board of directors:

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cubic’s ability to record, process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in Cubic’s internal control over financial reporting.

December 12, 2005

/s/ William W. Boyle
W. W. Boyle
Chief Financial Officer